INCOME TAXES - Schedule of Deferred Income Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets and liabilities [abstract]
Non-capital losses	$ 62,773,915	$ 63,740,497
Qualifying research and development expenditure	1,493,309	1,493,309
Share issue costs and other	1,868,633	1,999,584
Total tax assets	66,135,857	67,233,390
Tax assets not recognized	(66,135,857)	(67,233,390)
Net deferred tax assets